UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-22269
Eaton Vance National Municipal Opportunities Trust
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
March 31
Date of Fiscal Year End
March 31, 2011
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance National Municipal Opportunities Trust Annual Report March 31, 2011

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report March 31, 2011
Eaton Vance
National Municipal Opportunities Trust
Table of Contents

Management’s Discussion of Fund Performance	2

Performance and Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Federal Tax Information	21

Annual Meeting of Shareholders	22

Dividend Reinvestment Plan	23

Management and Organization	25

Important Notices	27

Eaton Vance
National Municipal Opportunities Trust
March 31, 2011
Management’s Discussion of Trust Performance

Portfolio Managers Cynthia J. Clemson and Thomas M. Metzold, CFA
Eaton Vance National Municipal Opportunities Trust (the Trust) is a closed-end fund traded on the NYSE under the symbol “EOT.” It is designed to provide current income exempt from regular federal income tax and invests primarily in municipal obligations that, at the time of investment, are investment-grade quality.
Economic and Market Conditions
After beginning 2010 with 3.7% gross domestic product (GDP) growth, the U.S. economy slowed to 1.7% in the second quarter and then began a month-by-month trudge back to daylight, ending with fourth-quarter growth of 3.1%. Initial data suggest the economy maintained its fourth-quarter pace into 2011. Consumer spending (about two-thirds of GDP) grew at a 4.0% rate in the fourth quarter, the fastest since the final quarter of 2006. In 2011, however, concerns loomed that rising oil prices could constrain consumer spending and slow the U.S. economic recovery.
During the 12-month period ending March 31, 2011, acceleration in economic growth was due in part to massive stimulus by the Federal Reserve. The central bank, however, announced a June 2011 conclusion to its $600 billion quantitative easing program, leaving uncertainty about the economy’s growth pace thereafter. There were other clouds too. U.S. unemployment, while better, was still high at 8.8%, and there was virtually no good news in the U.S. housing market. At the same time, the nation is facing record budget deficits, a focus, if not a preoccupation, for President Obama and Congress as 2011 began.
For the first five months of the period (April–August 2010), the tax-exempt bond market was generally characterized by solid performance, declining yields and moderate demand. There was, however, growing concern about municipal credit quality. This concern was primarily triggered by large deficits, uncertainty about pension funding and the end of federal stimulus. It was exacerbated by significant media attention on the fiscal stress of some issuers.
In November and December of 2010, municipal bond prices declined precipitously. Initially, municipals followed a general weakening in the U.S. Treasury market, but they continued to drop in the wake of unprecedented outflows from retail investors, who were concerned by volatility and high-profile predictions of municipal bond defaults. Municipal bond supply also vaulted as 2010 closed, driven by issuers that came to market ahead of the termination of the taxable municipal Build America Bond program. The first quarter of 2011 saw a modest recovery in municipal bond prices, as retail investors calmed and institutional “cross-over” investors maneuvered to take advantage of relatively cheap yields on 5%-coupon, long-term, highly rated municipal bonds. Scant new issue supply helped shore up the market as well. At March 31, 2011, municipal bond yields looked attractive versus yields on U.S. Treasuries, particularly at the long end of the municipal bond curve.
During the 12-month period, the municipal bond market posted returns that were largely positive. Returns were higher for shorter-maturity bonds and declined as you moved up the maturity curve, registering in negative territory for bonds with the longest maturities. The Trust’s primary benchmark, the Barclays Capital Long (22+) Municipal Bond Index (the Index)—an unmanaged index of municipal bonds traded in the U.S. with maturities of 22 years or more—declined 1.48% for the period.1
Management Discussion
In this difficult environment, the Trust underperformed the Index at net asset value (NAV) for the one-year period ending March 31, 2011. Management’s security selection benefited performance. This was especially true in regard to general obligation and water and sewer bonds, where the Trust was underweight relative to the Index but outperformed based on individual credit selection. Overweights to hospital and industrial development revenue bonds also helped, but a slight underexposure to the transportation sector was negative. In terms of credit quality, the Trust’s investments were concentrated
See Endnotes and Additional Disclosures on page 5.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2011
Management’s Discussion of Trust Performance

in the AA to BBB range, with its investment-grade bonds performing in line with those of the Index. An allocation to non-investment-grade bonds detracted a bit, as did the Trust’s slightly longer duration profile. Also hampering performance was an overweight to zero-coupon bonds, which offset the benefits of allocations to higher-coupon bonds. A hedge position using Treasury futures—a strategy that management has used to help mitigate interest-rate risk—proved to be the most significant detractor from the Trust’s performance as Treasury interest rates declined during the period.
Management employed leverage in the Trust, through which additional exposure to the municipal market was achieved. Leverage has the impact of magnifying the Trust’s exposure to its underlying investments in both up and down markets.
Clearly, many state and local governments continue to face daunting fiscal problems. Yet many, even those with some of the most severe budget problems—Illinois, California, New York and New Jersey—have made real progress in bringing budgets into line through lower spending, higher taxes or both. Tax revenues have also been on the rise in many areas as the economy slowly improves. We will continue to monitor developments and make strategic adjustments to the portfolio as appropriate, while maintaining a long-term perspective, which we believe will serve municipal investors well over time.

% Total Return Performance 3/31/10 – 3/31/11
New York Stock Exchange (NYSE) Symbol	EOT

At NAV[2]	-2.61
At Market Price[2]	-1.60
Barclays Capital Long (22+) Municipal Bond Index[1]	-1.48
Lipper General Municipal Debt Funds (Leveraged) Classification at NAV[1]	-0.55	*

See page 4 for more performance information.
* Source: Lipper.
See Endnotes and Additional Disclosures on page 5.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2011
Performance2

New York Stock Exchange (NYSE) Symbol	EOT
Inception Date 5/29/09

% Average Annual Total Returns at NAV

One Year	-2.61
Since Inception	7.34

% Average Annual Total Returns at market price, NYSE

One Year	-1.60
Since Inception	5.24

% Premium/(Discount) to NAV (3/31/11)	-3.57

% Market Yields

Market Yield[3]	6.66
Taxable-Equivalent Market Yield[4]	10.25

% RIB Leverage[5]	13.07

Comparative Performance (3/31/10 – 3/31/11)[1]	% Return

Barclays Capital Long (22+) Municipal Bond Index	-1.48	*
Lipper General Municipal Debt
Funds (Leveraged) Classification at NAV	-0.55	*

* Source: Lipper.
Fund Profile

Rating Distribution6 (% of total investments)

The rating distribution bar chart includes the ratings of securities held by special purpose vehicles in which the Trust holds a residual interest. See Note 1 to the Trust’s financial statements. Absent such securities, the Trust’s rating distribution as of 3/31/11 is as follows (in %):6

AAA	2.6	BB	2.2
AA	28.6	B	5.7
A	23.0	CCC	1.3
BBB	32.4	Not Rated	4.2

See Endnotes and Additional Disclosures on page 5.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance
National Municipal Opportunities Trust
March 31, 2011
Endnotes and Additional Disclosures

1.	It is not possible to invest directly in an Index or a Lipper Classification. Total returns shown for an Index do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in an Index. The Barclays Capital Long (22+) Municipal Bond Index is an unmanaged index of municipal bonds traded in the U.S. with maturities of 22 years or more. The Lipper total return is the average total return, at NAV, of funds that are in the Trust’s Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. Index and Lipper returns are available as of month end only.

2.	Performance reflects the effects of leverage.

3.	Trust market yield is calculated by dividing the last regular dividend per common share in the period (annualized) by the market price at the end of the period.

4.	Taxable-equivalent figure assumes maximum federal income tax rate. A lower income tax rate would result in a lower tax-equivalent figure. The maximum federal income tax rate was 35% as of 3/31/11.

5.	The Trust employs leverage through the use of residual interest bond (RIB) financing. Leverage provides an opportunity for increased income but, at the same time, creates special risks (including the likelihood of greater volatility of NAV and market price of common shares). See “Floating Rate Notes Issued in Conjunction with Securities Held” in Note 1 to the financial statements for more information on RIB investments. RIB leverage represents the amount of Floating Rate Notes outstanding as of 3/31/11 as a percentage of Trust net assets plus Floating Rate Notes.

6.	Rating Distribution is determined by dividing the total market value of Trust issues by its total investments. Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.
The views expressed throughout this report are those of portfolio management and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Trust’s current or future investments and may change due to active management.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2011

Portfolio of Investments

Tax-Exempt Investments — 113.8%

	Principal Amount
Security	(000’s omitted)	Value

Cogeneration — 1.1%

Maryland Energy Financing Administration, (AES Warrior Run), (AMT), 7.40%, 9/1/19	$1,500	$1,499,730
Pennsylvania Economic Development Financing Authority, (Resource Recovery-Colver), (AMT), 5.125%, 12/1/15	2,000	1,876,180

		$3,375,910

Education — 10.4%

Maine Health and Higher Educational Facilities Authority, (Bowdoin College), 5.00%, 7/1/39(1)	$10,440	$10,169,499
New Hampshire Health and Education Facilities Authority, (Dartmouth College), 5.25%, 6/1/39(1)	12,000	12,234,600
New York Dormitory Authority, (Brooklyn Law School), 5.75%, 7/1/33	1,500	1,553,625
New York Dormitory Authority, (The New School), 5.75%, 7/1/50	3,000	2,915,580
Oregon Facilities Authority, (Lewis & Clark College), 5.625%, 10/1/36	1,090	1,086,338
University of Virginia, 5.00%, 6/1/40(2)	2,650	2,685,669

		$30,645,311

Electric Utilities — 8.9%

Chula Vista, CA, (San Diego Gas and Electric), 5.875%, 1/1/34	$3,650	$3,762,968
Chula Vista, CA, (San Diego Gas and Electric), 5.875%, 2/15/34	2,815	2,902,124
Hawaii Department of Budget and Finance, (Hawaiian Electric Co.), 6.50%, 7/1/39	2,540	2,529,891
Matagorda County, TX, Navigation District No. 1, (Central Power and Light Co.), 6.30%, 11/1/29	6,000	6,205,260
Pima County, AZ, Industrial Development Authority, (Tucson Electric Power Co.), 5.25%, 10/1/40	2,500	2,165,100
Salt River Project Agricultural Improvement & Power District, AZ, 5.00%, 1/1/38(1)	9,000	8,849,340

		$26,414,683

General Obligations — 2.0%

California, 6.00%, 4/1/38	$5,750	$5,883,687

		$5,883,687

Health Care – Miscellaneous — 3.1%

New Jersey Health Care Facilities Financing Authority, (Community Hospital Group, Inc.), 5.75%, 10/1/31	$9,000	$9,096,390

		$9,096,390

Hospital — 21.2%

California Health Facilities Financing Authority, (Catholic Healthcare West), 6.00%, 7/1/34	$980	$984,949
California Health Facilities Financing Authority, (Catholic Healthcare West), 6.00%, 7/1/39	1,000	1,001,820
Harris County, TX, Cultural Education Facilities Finance Corp., (Texas Children’s Hospital), 5.50%, 10/1/39(1)	12,300	12,160,395
Illinois Finance Authority, (Provena Healthcare), 7.75%, 8/15/34	3,000	3,212,880
Illinois Finance Authority, (Rush University Medical Center), 6.625%, 11/1/39	3,500	3,579,835
Johnson City, TN, Health & Educational Facilities Board, (Mountain States Health Alliance), 6.00%, 7/1/38	1,665	1,513,935
Kansas Development Finance Authority, (Adventist Health System), 5.75%, 11/15/38	5,915	6,096,886
Maricopa County, AZ, Industrial Development Authority, (Catholic Healthcare West), 6.00%, 7/1/39	3,400	3,385,856
Massachusetts Development Finance Agency, (Tufts Medical Center), 6.75%, 1/1/36(3)	1,165	1,166,480
Massachusetts Health and Educational Facilities Authority, (Jordan Hospital), 6.75%, 10/1/33	3,725	3,402,936
Michigan Hospital Finance Authority, (Henry Ford Health System), 5.25%, 11/15/46	7,395	6,107,457
New Jersey Health Care Facilities Financing Authority, (Kennedy Health System), 5.625%, 7/1/31	1,650	1,539,433
New York Dormitory Authority, (NYU Hospital Center), 5.625%, 7/1/37	1,000	962,130
South Lake County, FL, Hospital District, (South Lake Hospital), 6.25%, 4/1/39	1,365	1,294,389
St. Paul, MN, Housing and Redevelopment Authority, (Health East Project), 6.00%, 11/15/35	3,750	3,162,412
Sullivan County, TN, Health, Educational and Facilities Board, (Wellmont Health System), Variable Rate, 5.44%, 9/1/32(4)	1,225	1,163,750
Sullivan County, TN, Health, Educational and Facilities Board, (Wellmont Health System), 5.25%, 9/1/36	3,150	2,609,082
Tarrant County, TX, Cultural Education Facilities Finance Corp., (Scott & White Healthcare), 5.25%, 8/15/40	1,485	1,349,033
Tyler, TX, Health Facilities Development Corp., (East Texas Medical Center), 5.375%, 11/1/37	4,500	3,636,585
Wisconsin Health and Educational Facilities Authority, (Wheaton Franciscan Healthcare System), 5.125%, 8/15/30	5,000	4,322,400

		$62,652,643

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2011

Portfolio of Investments — continued

	Principal Amount
Security	(000’s omitted)	Value

Housing — 4.1%

Maryland Community Development Administration, Department of Housing and Community Development, (AMT), 5.15%, 9/1/42(1)	$11,205	$10,451,912
Nebraska Investment Finance Authority, (GNMA), (FHLMC), (FNMA), 5.90%, 9/1/36	1,750	1,796,935

		$12,248,847

Industrial Development Revenue — 22.2%

Alabama Industrial Development Authority, (Pine City Fiber Co.), (AMT), 6.45%, 12/1/23	$5,000	$4,693,900
Brazos River, TX, Harbor Navigation District, (Dow Chemical Co.), (AMT), 5.95%, 5/15/33	3,000	2,920,680
California Pollution Control Financing Authority, (Waste Management, Inc.), (AMT), 5.125%, 11/1/23	5,000	4,970,000
Campbell County, WY, Solid Waste Facilities, (Basin Electric Power Cooperative), 5.75%, 7/15/39	3,000	3,087,300
Clayton County, GA, Development Authority, (Delta Airlines, Inc.), 8.75%, 6/1/29	3,420	3,764,428
Effingham County, GA, Solid Waste Disposal, (Fort James Project), (AMT), 5.625%, 7/1/18	240	229,625
Goochland County, VA, Industrial Development Authority, (Nekoosa Packaging Corp.), (AMT), 5.65%, 12/1/25	145	134,232
Gulf Coast, TX, Waste Disposal Authority, (International Paper Co.), (AMT), 6.10%, 8/1/24	2,750	2,758,607
Gulf Coast, TX, Waste Disposal Authority, (Valero Energy Corp.), (AMT), 6.65%, 4/1/32	1,000	1,000,620
Houston, TX, Airport System, (Continental Airlines), (AMT), 6.75%, 7/1/29	3,500	3,416,070
Illinois Finance Authority, (Navistar International Corp.), 6.50%, 10/15/40	1,515	1,513,167
Indiana Financing Authority, (Duke Energy Indiana, Inc.), 6.00%, 8/1/39	9,000	9,266,490
Nevada Department of Business and Industry, (Republic Services, Inc.), (AMT), 5.625% to 6/1/18 (Put Date), 12/1/26	1,800	1,901,340
New Jersey Economic Development Authority, (Continental Airlines), (AMT), 6.25%, 9/15/29	3,000	2,736,960
New York Liberty Development Corp., (Goldman Sachs Group, Inc.), 5.25%, 10/1/35(5)	3,070	2,975,413
New York, NY, Industrial Development Agency, (American Airlines, Inc. – JFK International Airport), (AMT), 7.75%, 8/1/31	5,600	5,651,912
Owen County, KY, (American Water Project), 6.25%, 6/1/39	3,000	3,051,420
Richland County, SC, (International Paper Co.), (AMT), 6.10%, 4/1/23	380	380,897
Sabine River Authority, LA, (International Paper Co.), 6.20%, 2/1/25	205	205,308
Selma, AL, Industrial Development Board, (International Paper Co.), 5.80%, 5/1/34	850	840,361
St. John Baptist Parish, LA, (Marathon Oil Corp.), 5.125%, 6/1/37	6,240	5,746,728
Virgin Islands, (HOVENSA, LLC), (AMT), 6.50%, 7/1/21	2,600	2,599,272
Virgin Islands Public Finance Authority, (HOVENSA Refinery), (AMT), 6.125%, 7/1/22	340	320,331
West Virginia Economic Development Authority, (Appalachian Power Co.), 5.375%, 12/1/38	1,400	1,311,086

		$65,476,147

Insured – Industrial Development Revenue — 0.6%

New Jersey Economic Development Authority, (New Jersey-American Water Co, Inc.), (FGIC), (NPFG), (AMT), 5.375%, 5/1/32	$1,700	$1,628,600

		$1,628,600

Insured – Lease Revenue / Certificates of Participation — 1.1%

Hudson Yards Infrastructure Corp., NY, (NPFG), 4.50%, 2/15/47	$4,205	$3,113,929

		$3,113,929

Insured – Special Tax Revenue — 4.4%

Hesperia, CA, Community Redevelopment Agency, (XLCA), 5.00%, 9/1/25	$205	$175,976
Hesperia, CA, Public Financing Authority, (Redevelopment and Housing Projects), (XLCA), 5.00%, 9/1/37	295	186,765
Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 6.875%, (0.00% until 10/1/19), 10/1/34	4,000	2,464,520
Miami-Dade County, FL, Professional Sports Franchise Facilities, (AGC), 7.00%, (0.00% until 10/1/19), 10/1/39	6,000	3,655,320
Puerto Rico Sales Tax Financing Corp., (AMBAC), 0.00%, 8/1/54	131,535	6,533,343

		$13,015,924

Insured – Transportation — 6.8%

Clark County, NV, (Las Vegas-McCarran International Airport), (AGM), 5.25%, 7/1/39	$2,885	$2,665,567
Foothill/Eastern, CA, Transportation Corridor Agency, (NPFG), 0.00%, 1/15/30	4,000	786,000
Foothill/Eastern, CA, Transportation Corridor Agency, (NPFG), 0.00%, 1/15/32	500	80,195
North Carolina Turnpike Authority, (Triangle Expressway System), (AGC), 0.00%, 1/1/35	4,000	902,120

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2011

Portfolio of Investments — continued

	Principal Amount
Security	(000’s omitted)	Value

Insured – Transportation (continued)

North Carolina Turnpike Authority, (Triangle Expressway System), (AGC), 0.00%, 1/1/36	$15,000	$3,132,000
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Bonds, (NPFG), 0.00%, 1/15/32	10,000	1,556,800
San Jose, CA, Airport, (AGM), (AMBAC), (BHAC), (AMT), 6.00%, 3/1/47	7,850	7,877,396
Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/34	4,480	819,795
Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/35	1,745	294,155
Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 0.00%, 8/15/37	4,775	685,022
Texas Turnpike Authority, (Central Texas Turnpike System), (AMBAC), 5.00%, 8/15/42	1,675	1,387,469

		$20,186,519

Lease Revenue / Certificates of Participation — 0.7%

Mohave County, AZ, Industrial Development Authority, (Mohave Prison LLC), 8.00%, 5/1/25	$2,000	$2,185,500

		$2,185,500

Other Revenue — 4.2%

Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.00%, 7/15/30	$510	$493,547
Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.25%, 7/15/40	575	558,406
Brooklyn, NY, Arena Local Development Corp., (Barclays Center), 6.375%, 7/15/43	315	310,927
California County, CA, Tobacco Securitization Agency, 0.00%, 6/1/46	12,950	257,187
Golden State Tobacco Securitization Corp., CA, 5.30%, (0.00% until 12/1/12), 6/1/37	4,430	2,535,732
Golden State Tobacco Securitization Corp., CA, 5.75%, 6/1/47	6,190	4,134,301
Michigan Tobacco Settlement Finance Authority, 6.00%, 6/1/48	1,560	1,061,861
Salt Verde Financial Corp., AZ, Senior Gas Revenue, 5.00%, 12/1/37	2,000	1,639,480
Tennessee Energy Acquisition Corp., Gas Revenue, 5.25%, 9/1/26	1,500	1,392,060

		$12,383,501

Senior Living / Life Care — 2.3%

Bexar County, TX, Health Facilities Development Corp., (Army Retirement Residence Foundation Project), 6.20%, 7/1/45	$2,000	$1,907,240
Douglas County, NE, Hospital Authority No. 2, (Immanuel Obligated Group), 5.50%, 1/1/30	465	454,328
Douglas County, NE, Hospital Authority No. 2, (Immanuel Obligated Group), 5.625%, 1/1/40	925	877,659
Maryland Health and Higher Educational Facilities Authority, (Charlestown Community, Inc.), 6.125%, 1/1/30	470	466,071
Maryland Health and Higher Educational Facilities Authority, (King Farm Presbyterian Community), 5.00%, 1/1/17	250	235,650
Mount Vernon, NY, Industrial Development Agency, (Wartburg Senior Housing, Inc.), 6.20%, 6/1/29	1,000	857,920
Washington Housing Finance Commission, (Wesley Homes), 6.20%, 1/1/36	2,500	2,131,425

		$6,930,293

Special Tax Revenue — 3.3%

Guam, Limited Obligation Bonds, 5.625%, 12/1/29	$1,625	$1,543,002
Guam, Limited Obligation Bonds, 5.75%, 12/1/34	3,020	2,859,336
Heritage Harbor South, FL, Community Development District, (Capital Improvements), 6.50%, 5/1/34	3,140	2,832,406
Virgin Islands Public Finance Authority, 5.00%, 10/1/39	965	796,569
Virgin Islands Public Finance Authority, 6.75%, 10/1/37	1,615	1,666,454

		$9,697,767

Student Loan — 2.0%

Massachusetts Educational Financing Authority, 6.00%, 1/1/28	$5,740	$5,934,643

		$5,934,643

Transportation — 8.4%

Bay Area Toll Authority, CA, Toll Bridge Revenue, (San Francisco Bay Area), 5.00%, 4/1/34	$1,365	$1,322,398
Memphis-Shelby County, TN, Airport Authority, (AMT), 5.75%, 7/1/24	350	355,355
Miami-Dade County, FL, (Miami International Airport), 5.00%, 10/1/41	2,500	2,194,525
New Jersey Transportation Trust Fund Authority, (Transportation System), 0.00%, 12/15/38	30,000	4,592,400
North Texas Tollway Authority, 5.75%, 1/1/38	5,000	4,652,100
Orlando-Orange County, FL, Expressway Authority, 5.00%, 7/1/35	1,125	1,038,758
Orlando-Orange County, FL, Expressway Authority, 5.00%, 7/1/40	1,335	1,206,119
St. Louis, MO, (Lambert-St. Louis International Airport), 6.625%, 7/1/34	5,000	5,065,800

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2011

Portfolio of Investments — continued

	Principal Amount
Security	(000’s omitted)	Value

Transportation (continued)

Texas Private Activity Bond Surface Transportation Corp., (LBJ Express Managed Lanes Project), 7.00%, 6/30/34	$2,625	$2,698,290
Texas Private Activity Bond Surface Transportation Corp., (North Tarrant Express Managed Lanes Project), 6.875%, 12/31/39	1,520	1,557,073

		$24,682,818

Water and Sewer — 7.0%

Atlanta, GA, Water & Wastewater Revenue, 6.25%, 11/1/34	$3,000	$3,153,180
Marco Island, FL, Utility System, 5.00%, 10/1/34	550	509,872
Marco Island, FL, Utility System, 5.00%, 10/1/40	2,425	2,219,384
Metropolitan Water District of Southern California, 5.00%, 7/1/29	3,000	3,090,750
New York, NY, Municipal Water Finance Authority, (Water and Sewer System), 5.25%, 6/15/40(1)	11,700	11,733,813

		$20,706,999

Total Tax-Exempt Investments — 113.8%
(identified cost $332,164,403)		$336,260,111

Other Assets, Less Liabilities — (13.8)%		$(40,765,017)

Net Assets — 100.0%		$295,495,094

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- AMBAC Financial Group, Inc.
AMT	- Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.
BHAC	- Berkshire Hathaway Assurance Corp.
FGIC	- Financial Guaranty Insurance Company
FHLMC	- Federal Home Loan Mortgage Corporation
FNMA	- Federal National Mortgage Association
GNMA	- Government National Mortgage Association
NPFG	- National Public Finance Guaranty Corp.
XLCA	- XL Capital Assurance, Inc.

At March 31, 2011, the concentration of the Trust’s investments in the various states, determined as a percentage of total investments is as follows:

Texas	14.1%
California	12.3%
Others, representing less than 10% individually	73.6%

The Trust invests primarily in debt securities issued by municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2011, 11.3% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.1% to 5.2% of total investments.

(1)	Security represents the underlying municipal bond of an inverse floater (see Note 1I).

(2)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(3)	When-issued security.

(4)	Variable rate security. The stated interest rate represents the rate in effect at March 31, 2011.

(5)	Security (or a portion thereof) has been segregated to cover payable for when-issued securities.

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2011

Statement of Assets and Liabilities

Assets	March 31, 2011

Investments, at value (identified cost, $332,164,403)	$336,260,111
Interest receivable	5,576,372
Receivable for investments sold	9,132
Receivable for variation margin on open financial futures contracts	16,406

Total assets	$341,862,021

Liabilities

Payable for floating rate notes issued	$44,430,000
Payable for when-issued securities	1,153,781
Due to custodian	398,355
Payable to affiliates:
Investment adviser and administration fee	175,835
Interest expense and fees payable	94,473
Accrued expenses	114,483

Total liabilities	$46,366,927

Net Assets	$295,495,094

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized	$152,944
Additional paid-in capital	291,528,050
Accumulated net realized loss	(596,669)
Accumulated undistributed net investment income	396,072
Net unrealized appreciation	4,014,697

Net Assets	$295,495,094

Common Shares Outstanding	15,294,435

Net Asset Value

Net assets ÷ common shares issued and outstanding	$19.32

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2011

Statement of Operations

Year Ended
Investment Income	March 31, 2011

Interest	$22,470,060

Total investment income	$22,470,060

Expenses

Investment adviser and administration fee	$2,204,966
Trustees’ fees and expenses	12,894
Custodian fee	152,020
Transfer and dividend disbursing agent fees	21,018
Legal and accounting services	56,585
Printing and postage	34,916
Interest expense and fees	404,012
Miscellaneous	121,878

Total expenses	$3,008,289

Deduct —
Reduction of custodian fee	$1,060

Total expense reductions	$1,060

Net expenses	$3,007,229

Net investment income	$19,462,831

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$924,521
Financial futures contracts	(1,977,351)

Net realized loss	$(1,052,830)

Change in unrealized appreciation (depreciation) —
Investments	$(26,610,903)
Financial futures contracts	(123,845)

Net change in unrealized appreciation (depreciation)	$(26,734,748)

Net realized and unrealized loss	$(27,787,578)

Net decrease in net assets from operations	$(8,324,747)

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2011

Statements of Changes in Net Assets

	Year Ended	Period Ended
Increase (Decrease) in Net Assets	March 31, 2011	March 31, 2010(1)

From operations —
Net investment income	$19,462,831	$15,229,705
Net realized gain (loss) from investment transactions and financial futures contracts	(1,052,830)	2,431,601
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	(26,734,748)	30,749,445

Net increase (decrease) in net assets from operations	$(8,324,747)	$48,410,751

Distributions to shareholders —
From net investment income	$(18,952,894)	$(14,206,383)
From net realized gain	(1,913,334)	(1,199,293)

Total distributions to shareholders	$(20,866,228)	$(15,405,676)

Capital share transactions —
Proceeds from sale of shares	$—	$291,357,779 (2)
Reinvestment of distributions	357,915	347,667
Offering costs	—	(482,367)

Net increase in net assets from capital share transactions	$357,915	$291,223,079

Net increase (decrease) in net assets	$(28,833,060)	$324,228,154

Net Assets

At beginning of period	$324,328,154	$100,000

At end of period	$295,495,094	$324,328,154

Accumulated undistributed net investment income included in net assets

At end of period	$396,072	$727,825

(1)	For the period from the start of business, May 29, 2009, to March 31, 2010.
(2)	Proceeds from sale of shares are net of sales load paid of $13,728,901.

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2011

Statement of Cash Flows

Year Ended
Cash Flows From Operating Activities	March 31, 2011

Net decrease in net assets from operations	$(8,324,747)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Investments purchased	(36,869,127)
Investments sold	46,508,049
Decrease in short-term investments, net	463,649
Net amortization/accretion of premium (discount)	(3,816,044)
Decrease in interest receivable	160,477
Decrease in receivable for investments sold	1,227,697
Increase in receivable for variation margin on open financial futures contracts	(16,406)
Decrease in payable for when-issued securities	(1,796,110)
Decrease in payable for variation margin on open financial futures contracts	(70,312)
Decrease in payable to affiliate for investment adviser and administration fee	(13,636)
Decrease in interest expense and fees payable	(13,896)
Decrease in accrued expenses	(16,018)
Net change in unrealized (appreciation) depreciation from investments	26,610,903
Net realized gain from investments	(924,521)

Net cash provided by operating activities	$23,109,958

Cash Flows From Financing Activities

Distributions paid, net of reinvestments	$(20,508,313)
Repayment of secured borrowings	(3,000,000)
Increase in due to custodian	398,355

Net cash used in financing activities	$(23,109,958)

Net increase (decrease) in cash	$—

Cash at beginning of year	$—

Cash at end of year	$—

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of:
Reinvestment of dividends and distributions	$357,915
Cash paid for interest and fees	417,908

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2011

Financial Highlights

	Year Ended	Period Ended
	March 31, 2011	March 31, 2010(1)

Net asset value — Beginning of period	$21.230	$19.100	(2)

Income (Loss) From Operations

Net investment income(3)	$1.273	$1.007
Net realized and unrealized gain (loss)	(1.818)	2.164

Total income (loss) from operations	$(0.545)	$3.171

Less Distributions

From net investment income	$(1.240)	$(0.930)
From net realized gain	(0.125)	(0.079)

Total distributions	$(1.365)	$(1.009)

Offering costs charged to paid-in capital(3)	$—	$(0.032)

Net asset value — End of period	$19.320	$21.230

Market Value — End of period	$18.630	$20.260

Total Investment Return on Net Asset Value(4)	(2.61)%	16.96	%(5)(6)

Total Investment Return on Market Value(4)	(1.60)%	11.62	%(5)(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$295,495	$324,328
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(7)	0.81%	0.82	%(8)
Interest and fee expense(9)	0.13%	0.12	%(8)
Total expenses(7)	0.94%	0.94	%(8)
Net investment income	6.08%	5.84	%(8)
Portfolio Turnover	10%	18	%(5)

(1)	For the period from the start of business, May 29, 2009, to March 31, 2010.
(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.
(3)	Computed using average shares outstanding.
(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.
(5)	Not annualized.
(6)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.
(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.
(8)	Annualized.
(9)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

See Notes to Financial Statements.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2011

Notes to Financial Statements

1 Significant Accounting Policies

Eaton Vance National Municipal Opportunities Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s primary investment objective is to provide current income exempt from federal income tax. The Trust will, as a secondary investment objective, seek to achieve capital appreciation.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that most fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. The Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by the Trust, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At March 31, 2011, the Trust had a net capital loss of $1,680,954 attributable to security transactions incurred after October 31, 2010. This net capital loss is treated as arising on the first day of the Trust’s taxable year ending March 31, 2012.

As of March 31, 2011, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Trust’s federal tax returns filed since the start of business on May 29, 2009 to March 31, 2011 remains subject to examination by the Internal Revenue Service.

D Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Trust. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Trust maintains with SSBT. All credit balances, if any, used to reduce the Trust’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

E Organization and Offering Costs — Costs incurred by the Trust in connection with its organization are expensed. Costs incurred by the Trust in connection with the offering of its common shares are recorded as a reduction of additional paid-in capital.

F Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of

Eaton Vance
National Municipal Opportunities Trust

March 31, 2011

Notes to Financial Statements — continued

any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

I Floating Rate Notes Issued in Conjunction with Securities Held — The Trust may invest in inverse floating rate securities, also referred to as residual interest bonds, whereby the Trust may sell a variable or fixed rate bond to a broker for cash. At the same time, the Trust buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker, often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a bond into the SPV with the same CUSIP number as the bond sold to the broker by the Trust, and which may have been, but is not required to be, the bond purchased from the Trust (the Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Inverse Floater held by the Trust gives the Trust the right (1) to cause the holders of the Floating Rate Notes to generally tender their notes at par, and (2) to have the broker transfer the Bond held by the SPV to the Trust, thereby terminating the SPV. Should the Trust exercise such right, it would generally pay the broker the par amount due on the Floating Rate Notes and exchange the Inverse Floater for the underlying Bond. Pursuant to generally accepted accounting principles for transfers and servicing of financial assets and extinguishment of liabilities, the Trust accounts for the transaction described above as a secured borrowing by including the Bond in its Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in its Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Trust’s liability with respect to Floating Rate Notes is recorded as incurred. The SPV may be terminated by the Trust, as noted above, or by the broker upon the occurrence of certain termination events as defined in the trust agreement, such as a downgrade in the credit quality of the underlying Bond, bankruptcy of or payment failure by the issuer of the underlying Bond, the inability to remarket Floating Rate Notes that have been tendered due to insufficient buyers in the market, or the failure by the SPV to obtain renewal of the liquidity agreement under which liquidity support is provided for the Floating Rate Notes up to one year. At March 31, 2011, the amount of the Trust’s Floating Rate Notes outstanding and the related collateral were $44,430,000 and $65,599,559, respectively. The range of interest rates on Floating Rate Notes outstanding at March 31, 2011 was 0.25% to 0.31%. For the year ended March 31, 2011, the Trust’s average Floating Rate Notes outstanding and the average interest rate including fees were $46,846,438 and 0.86%, respectively.

The Trust may enter into shortfall and forbearance agreements with the broker by which the Trust agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Trust had no shortfalls as of March 31, 2011.

The Trust may also purchase Inverse Floaters from brokers in a secondary market transaction without first owning the underlying bond. Such transactions are not required to be treated as secured borrowings. Shortfall agreements, if any, related to Inverse Floaters purchased in a secondary market transaction are disclosed in the Portfolio of Investments. The Trust’s investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. These securities tend to underperform the market for fixed rate bonds in a rising long-term interest rate environment, but tend to outperform the market for fixed rate bonds when long-term interest rates decline. The value and income of inverse floating rate securities are generally more volatile than that of a fixed rate bond. The Trust’s investment policies do not allow the Trust to borrow money except as permitted by the 1940 Act. Management believes that the Trust’s restrictions on borrowing money and issuing senior securities (other than as specifically permitted) do not apply to Floating Rate Notes issued by the SPV and included as a liability in the Trust’s Statement of Assets and Liabilities. As secured indebtedness issued by an SPV, Floating Rate Notes are distinct from the borrowings and senior securities to which the Trust’s restrictions apply. Inverse Floaters held by the Trust are securities exempt from registration under Rule 144A of the Securities Act of 1933.

J Financial Futures Contracts — The Trust may enter into financial futures contracts. Upon entering into a financial futures contract, the Trust is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Trust each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Trust. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

K When-Issued Securities and Delayed Delivery Transactions — The Trust may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trust maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

L Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2011

Notes to Financial Statements — continued

2 Distributions to Shareholders

The Trust intends to make monthly distributions of net investment income to shareholders. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date. The Trust distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the year ended March 31, 2011 and the period ended March 31, 2010 was as follows:

	Year Ended	Period Ended
	March 31, 2011	March 31, 2010(1)

Distributions declared from:
Tax-exempt income	$18,867,664	$14,196,534
Ordinary income	$1,772,833	$1,094,560
Long-term capital gains	$225,731	$114,582

(1)	For the period from the start of business, May 29, 2009, to March 31, 2010.

During the year ended March 31, 2011, accumulated net realized loss was decreased by $841,690 and accumulated undistributed net investment income was decreased by $841,690 due to dividend redesignations and differences between book and tax accounting, primarily for accretion of market discount. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of March 31, 2011, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed tax-exempt income	$396,072
Post October losses	$(1,680,954)
Net unrealized appreciation	$5,098,982

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to futures contracts, accretion of market discount and inverse floaters.

3 Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by EVM as compensation for investment advisory and administrative services rendered to the Trust. The fee is computed at an annual rate of 0.60% of the Trust’s average daily gross assets up to $1.5 billion and 0.59% of average daily gross assets of $1.5 billion or more, and is payable monthly. Average daily gross assets include the principal amount of any indebtedness for money borrowed, including debt securities issued by the Trust. Average daily gross assets are calculated by adding to net assets the amount payable by the Trust to floating rate note holders. For the year ended March 31, 2011, the investment adviser and administration fee incurred by the Trust and the effective annual rate, as a percentage of average daily gross assets, were $2,204,966 and 0.60%, respectively.

Except for Trustees of the Trust who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Trust out of the investment adviser and administration fee. Trustees of the Trust who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 2011, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

4 Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $36,869,127 and $46,508,049, respectively, for the year ended March 31, 2011.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2011

Notes to Financial Statements — continued

5 Shares of Beneficial Interest

The Trust may issue common shares pursuant to its dividend reinvestment plan. Transactions in common shares were as follows:

	Year Ended	Period Ended
	March 31, 2011	March 31, 2010(1)

Sales	—	15,254,334
Issued to shareholders electing to receive payments of distributions in Trust shares	16,822	18,279

Net increase	16,822	15,272,613

(1)	For the period from the start of business, May 29, 2009, to March 31, 2010.

6 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Trust at March 31, 2011, as determined on a federal income tax basis, were as follows:

Aggregate cost	$286,731,129

Gross unrealized appreciation	$14,131,669
Gross unrealized depreciation	(9,032,687)

Net unrealized appreciation	$5,098,982

7 Overdraft Advances

Pursuant to the custodian agreement, SSBT may, in its discretion, advance funds to the Trust to make properly authorized payments. When such payments result in an overdraft, the Trust is obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, a rate above the Federal Funds rate). This obligation is payable on demand to SSBT. SSBT has a lien on the Trust’s assets to the extent of any overdraft. At March 31, 2011, the Trust had a payment due to SSBT pursuant to the foregoing arrangement of $398,355.

8 Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at March 31, 2011 is as follows:

Futures Contracts
					Net
					Unrealized
Expiration Date	Contracts	Position	Aggregate Cost	Value	Depreciation

6/11	175 U.S. 10-Year Treasury Note	Short	$(20,805,247)	$(20,830,469)	$(25,222)
6/11	270 U.S. 30-Year Treasury Bond	Short	(32,394,836)	(32,450,625)	(55,789)

					$(81,011)

At March 31, 2011, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Trust holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Trust purchases and sells U.S. Treasury futures contracts to hedge against changes in interest rates.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2011

Notes to Financial Statements — continued

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at March 31, 2011 was as follows:

	Fair Value
	Asset Derivative	Liability Derivative

Futures Contracts(1)	$—	$(81,011)

Total	$—	$(81,011)

(1)	Amount represents cumulative unrealized depreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended March 31, 2011 was as follows:

	Realized Gain (Loss)	Change in Unrealized
	on Derivatives Recognized	Appreciation (Depreciation) on
	in Income(1)	Derivatives Recognized in Income(2)

Futures Contracts	$(1,977,351)	$(123,845)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.
(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

The average notional amount of futures contracts outstanding during the year ended March 31, 2011, which is indicative of the volume of this derivative type, was approximately $18,000,000.

9 Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At March 31, 2011, the hierarchy of inputs used in valuing the Trust’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Tax-Exempt Investments	$—	$336,260,111	$—	$336,260,111

Total Investments	$—	$336,260,111	$—	$336,260,111

Liability Description

Futures Contracts	$(81,011)	$—	$—	$(81,011)

Total	$(81,011)	$—	$—	$(81,011)

The Trust held no investments or other financial instruments as of March 31, 2010 whose fair value was determined using Level 3 inputs. At March 31, 2011, the value of investments transferred between Level 1 and Level 2, if any, during the year then ended was not significant.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2011

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance National Municipal Opportunities Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance National Municipal Opportunities Trust (the “Trust”), including the portfolio of investments, as of March 31, 2011, and the related statement of operations and cash flows for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period from the start of business, May 29, 2009, to March 31, 2010. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2011, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance National Municipal Opportunities Trust as of March 31, 2011, the results of its operations and its cash flows for the year then ended, and the changes in its net assets and financial highlights for the year then ended and the period from the start of business, May 29, 2010 to March 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
May 13, 2011

Eaton Vance
National Municipal Opportunities Trust

March 31, 2011

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2012 will show the tax status of all distributions paid to your account in calendar year 2011. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Trust’s fiscal year end regarding exempt-interest dividends and capital gains dividends.

Exempt-Interest Dividends. The Trust designates 99.54% of dividends from net investment income as an exempt-interest dividend.

Capital Gains Dividends. The Trust designates $226,358 as a capital gain dividend.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2011

Annual Meeting of Shareholders

The Trust held its Annual Meeting of Shareholders on January 21, 2011. The following action was taken by the shareholders:

Item 1: The election of William H. Park and Ronald A. Pearlman as Class II Trustees of the Trust for a three-year term expiring in 2014.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld

William H. Park	14,322,606	232,813
Ronald A. Pearlman	14,313,305	242,114

Eaton Vance
National Municipal Opportunities Trust

March 31, 2011

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have distributions reinvested in common shares (the Shares) of the Trust unless they elect otherwise through their investment dealer. American Stock Transfer & Trust Company (AST), the Trust’s Transfer Agent, serves as agent for the shareholders in administering the Plan (Plan Agent). On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your Shares be re-registered in your name with AST or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Trust. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquiries regarding the Plan can be directed to the Plan Agent at 1-866-439-6787.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2011

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance National Municipal Opportunities Trust
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company and has no employees.

Number of Shareholders
As of March 31, 2011, Trust records indicate that there are 8 registered shareholders and approximately 8,247 shareholders owning the Trust shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Trust reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange Symbol

The New York Stock Exchange symbol is EOT.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2011

Management and Organization

Fund Management. The Trustees of Eaton Vance National Municipal Opportunities Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Trust’s principal underwriter and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. After his or her initial term, each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Position(s)
	with the	Term of Office;	Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2013. 3 years. Trustee since 2009	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 177 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.
Directorships in the Last Five Years.(1) Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Class I Trustee	Until 2013. 3 years. Trustee since 2009	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration. Directorships in the Last Five Years.(1) None.

Allen R. Freedman 1940	Class I Trustee	Until 2013. 3 years. Trustee since 2009	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).
Directorships in the Last Five Years.(1) Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Class II Trustee	Until 2014. 3 years. Trustee since 2009	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).
Directorships in the Last Five Years.(1) None.

Ronald A. Pearlman 1940	Class II Trustee	Until 2014. 3 years. Trustee since 2009	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).
Directorships in the Last Five Years.(1) None.

Eaton Vance
National Municipal Opportunities Trust

March 31, 2011

Management and Organization — continued

Position(s)
	with the	Term of Office;	Principal Occupation(s) and Directorships
Name and Year of Birth	Trust	Length of Service	During Past Five Years and Other Relevant Experience

Noninterested Trustees (continued)

Helen Frame Peters 1948	Class III Trustee	Until 2012. 3 years. Trustee since 2009	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).
Directorships in the Last Five Years.(1) Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Class III Trustee	Until 2012. 3 years. Trustee since 2009	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.
Directorships in the Last Five Years.(1) None.

Ralph F. Verni 1943	Chairman of the Board and Class III Trustee	Until 2012. 3 years. Chairman of the Board Trustee since 2009	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).
Directorships in the Last Five Years.(1) None.

Principal Officers who are not Trustees
Position(s)
	with the	Length of	Principal Occupation(s)
Name and Year of Birth	Trust	Service	During Past Five Years

Cynthia J. Clemson 1963	President	Since 2009	Vice President of EVM and BMR.

Payson F. Swaffield 1956	Vice President	Since 2011	Chief Income Investment Officer of EVC. Vice President of EVM and BMR.

Barbara E. Campbell 1957	Treasurer	Since 2009	Vice President of EVM and BMR.

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	Vice President since 2011 and Secretary and Chief Legal Officer since 2009	Vice President of EVM and BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2009	Vice President of EVM and BMR.

(1)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009).

Eaton Vance
National Municipal Opportunities Trust

March 31, 2011

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders. The Fund may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action or that such purchases would reduce the discount.

Closed-End Fund Information. The Eaton Vance closed-end funds make certain quarterly fund performance data and information about portfolio characteristics (such as top holdings and asset allocation) available on the Eaton Vance website after the end of each calendar quarter-end. Certain month-end fund performance data for the funds, including total returns, are posted to the website shortly after the end of each calendar month. Portfolio holdings for the most recent calendar quarter-end are also posted to the website approximately 30 days following the end of the quarter. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors – Closed-End Funds”.

This Page Intentionally Left Blank

Investment Adviser and Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Fund Offices
Two International Place
Boston, MA 02110

3741-5/11	CE-NMOTSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Chief Financial Officer of Aveon Group, L.P. (an investment management firm). Previously, he served as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
(a) —(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended March 31, 2010 and March 31, 2011 by the registrant’s principal accountant, Deloitte & Touche LLP (“D&T”), for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods.

Fiscal Years Ended	3/31/10	3/31/11

Audit Fees	$41,665	$42,220

Audit-Related Fees(1)	$0	$0

Tax Fees(2)	$10,954	$11,272

All Other Fees(3)	$0	$500

Total	$52,619	$53,992

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the registrant’s principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended March 31, 2010 and March 31, 2011; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	3/31/10	3/31/11

Registrant	$10,954	$11,772

Eaton Vance(1)	$307,760	$253,107

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Helen F. Peters, Lynn A. Stout and Ralph F. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Cynthia J. Clemson and Thomas M. Metzold are responsible for the overall and day-to-day management of the Trust’s investments. Ms. Clemson and Mr. Metzold have been Eaton Vance portfolio managers since 1991 and are each co-Directors of Municipal Investments and Vice Presidents of Eaton Vance Management (“EVM”) and Boston Management and Research (“BMR”), an Eaton Vance subsidiary. This information is provided as of the date of filing of this report.
The following table shows, as of the Fund’s most recent fiscal year end, the number of accounts the portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

			Number of
	Number	Total Assets of	Accounts	Total Assets of
	of All	All	Paying a	Accounts Paying a
	Accounts	Accounts	Performance Fee	Performance Fee
Cynthia J. Clemson
Registered Investment Companies	10	$2,372.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Thomas M. Metzold
Registered Investment Companies	7	$6,234.7	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
The following table shows the dollar range of Fund shares beneficially owned by the portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of Equity
Portfolio Manager	Securities Owned in the Fund
Cynthia J. Clemson	None
Thomas M. Metzold	None
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments on the one hand and investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, a portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.

Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics.
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance National Municipal Opportunities Trust

By:	/s/ Cynthia J. Clemson Cynthia J. Clemson
President

Date:	May 13, 2011
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:	May 13, 2011

By:	/s/ Cynthia J. Clemson Cynthia J. Clemson
President

Date:	May 13, 2011